Exhibit 10(dd)

OLIN CORPORATION

PERFORMANCE SHARE AWARD CERTIFICATE
Under Performance Share Program

This certifies that ________________ has been awarded _______________ Performance Shares, subject to the terms and conditions of the Performance Share Program, a copy of which is attached.  This Performance Share Award has been issued pursuant to the _____ Long Term Incentive Plan and is also subject to the provisions of that Plan.

The Performance Shares vest on December 31, __________.  The number of Performance Shares will be adjusted as set forth in the Program, and will be paid as soon as practicable after December 31, __________, but no later than December 31, _______________.

The Performance Shares are not transferable other than by will or the laws of descent and distribution.

In case of termination of employment, paragraph 4 of the Program applies.

OLIN CORPORATION
By the Compensation Committee

Authorized Signature

I hereby accept the above Performance Share Award and agree that, during my employment, I will devote the expected time, energy and effort to the service of Olin Corporation or a subsidiary and the promotion of its interests.  I further state that I am familiar with the Plan and the Program and agree to be bound by the terms and restrictions of the Plan and the Program.

_____________________________
Participant

OLIN CORPORATION

SENIOR PERFORMANCE SHARE AWARD CERTIFICATE
Under Performance Share Program

This certifies that _________________ has been awarded ________ Senior Performance A Shares and _________ Senior Performance B Shares, subject to the terms and conditions of the Performance Share Program, a copy of which is attached.  This Performance Share Award has been issued pursuant to the ____ Long Term Incentive Plan and is also subject to the provisions of that Plan.

The Performance Shares vest on December 31, __________.  The number of Performance Shares will be adjusted as set forth in the Program, and will be paid as soon as practicable after December 31, ________, but no later than December 31, ___________.

The Senior Performance Shares are not transferable other than by will or the laws of descent and distribution.

In case of termination of employment, paragraph 4 of the Program applies.

OLIN CORPORATION
By the Compensation Committee

Authorized Signature

I hereby accept the above Performance Share Award and agree that, during my employment, I will devote the expected time, energy and effort to the service of Olin Corporation or a subsidiary and the promotion of its interests.  I further state that I am familiar with the Plan and the Program and agree to be bound by the terms and restrictions of the Plan and the Program.

_____________________________
Participant